Michael T. Vea Chairman, President and Chief Executive Officer Charles A. Caswell Chief Financial Officer Margolin & Associates, Inc. Midwest 2004 Super-Community Bank Conference Chicago, IL February 24-25, 2004 Investor Presentation

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements are provided to assist in the understanding of future financial performance. They are based on current expectations and involve a number of risks and uncertainties. Actual results could materially differ from the results anticipated in any forward-looking statements. Factors that might cause such a difference include, but are not limited to: general, regional, and local economic conditions which affect interest rates and net income, credit risks and risks of concentration (geographic and by industry) within the company's loan portfolio, the outcome of efforts to manage interest rate sensitivity within the balance sheet, competition, changes in regulations affecting financial institutions, and other matters discussed in this presentation Integra Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or to reflect events or conditions occurring after the date of this presentation.

Today's Presentation At A Glance Who We Are... A proud heritage of community banking Successful turnaround from recent challenges What We Are Accomplishing... Solid performance indicators, good trends 2003 Priorities & Accomplishments... Executing the strategy 2004 Priorities... Higher growth Strengthen balance sheet Metro Market investment

Who We Are . . . Investment Thesis Turnaround Story A bank holding company that has reinvented itself Executing on sales, credit, efficiencies Transitioning to growth story with attractive dividend Experienced management team Performance culture ...sales, service, risk management Strong people, processes, products Attractive Fundamentals Low Price/ Book Strong dividend Demonstrated loan, deposit and fee growth Room for Net Interest Income improvement with less complex Balance Sheet

Who We Are . . . The Basics Founded in 1850 in Evansville, now Indiana's 3rd largest city Assets totaling $3.0 billion 75 banking centers and 133 ATMs in Indiana, Kentucky, Illinois & Ohio Common stock IBNK trades on NASDAQ 17.3 million shares outstanding Dividend paid every year since 1923

75 Banking Centers 133 ATMs Approximately: 147,400 Customers 970 Employees 6,100 Shareholders Who We Are . . . A Strong Footprint

Who We Are . . . Room To Grow Established focus on vibrant Ohio River Valley Metro areas include Cincinnati, Louisville, Lexington, Evansville, Bowling Green, KY Low Market Share allows for growth Vanderburgh market share grew from 9% to over 14% since 2000 Market Share Rankings Total Total Percent of Market Deposits Market Integra Share Branch in Market Share Deposits Rank Count ($000) (%) (%) Evansville, IN (Vanderburgh County) 3 10 443,111 14.74 24.37 Bowling Green, KY (Warren County) 6 3 112,187 10.20 6.17 Cincinnati, OH-KY-IN (MSA) 41 5 73,248 0.16 4.03 Lexington, KY (MSA) 38 2 13,494 0.20 0.74 From SNL DataSource

Who We Are . . . A New, Yet Experienced Team Name Age Experience Michael T. Vea 45 Integra Bank Corp Chairman, President, CEO 1999 - Present Bank One, Cin. President, CEO 1995 - 1999 Charles A. Caswell 41 Integra Bank Corp EVP, CFO 2002 - Present RBC Centura CFO 2001 - 2002 Centura Bank Treasurer 1997 - 2001 Archie M. Brown 42 Integra Bank Corp EVP - Commercial and Consumer 2001 - Present Firstar Bank (US Bank) SVP - Consumer and Small Business 1997 - 2001 Martin M. Zorn 46 Integra Bank Corp EVP, Chief Risk Officer 2002 - Present Wachovia Bank Regional Executive 1994 - 2002

Who We Are . . . A Look At The Recent Past 1993-2000 - Aggressive Acquisition Period 20 Bank/ Thrift acquisitions 3 Branch Purchases Result - 12 Decentralized Banks Different Credit and Underwriting standards Separate Operating platforms Different Product offerings Separate Corporate Governance Inconsistent Balance Sheet Management Established Common Name in 2000 Consolidated Charters and Systems

Who We Are . . . Digesting An Unsuccessful Leverage Strategy (2000) New Financial Team In Past 5 Quarters Achieved NIM stability Opportunistically reduced LT Debt by $105MM Analyzing alternatives for remaining $467MM LT Debt Securities Yield Long Term Debt Cost

2003 Priorities & Accomplishments... Overview Drive Earnings Through Focused Sales and Service Initiatives Net Income up 22.7% from 4th Qtr 2002 Loan Volume up 5.4% Valuable Core Deposits up 6.4% Non-Interest Income (ex-securities gains, see Appendix A) up 9.6%

2003 Priorities & Accomplishments... Overview Extend Credit Risk Management Improvements Net Chargeoffs only 25 bp of Total Loans in 2003 Non-Performing Assets decline $4.9 million or 22% Non-Performing Loan Ratio decline 31bp to 1.08%

2003 Priorities & Accomplishments... Overview Enhance Financial Management Capabilities New Leadership and Team Net Interest Margin Improves 7 bp, market average, 26 bp decline Net Interest Income up 7.1% despite lowest interest rates in 45 years

What We Are Accomplishing . . . Loan Growth Consumer Loans and Mortgages have had steady, consistent growth Total Consumer 250,000 275,000 300,000 325,000 350,000 375,000 400,000 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Total Mortgages 325,000 350,000 375,000 400,000 425,000 450,000 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03

What We Are Accomplishing . . . Loan Mix Improvements Balanced lending focus - moving toward an even mix between Commercial and Consumer Lending Loan Composition 1Q01 58% 28% 14% Loan Composition 4Q04 53% 25% 22% Consumer Mortgage Commercial Mortgage Consumer Commercial

What We Are Accomplishing . . . Deposit Growth Non-interest and interest-bearing checking both showing solid growth trends Int Bearing Transaction 675,000 700,000 725,000 750,000 775,000 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Total Non Int Checking 190,000 200,000 210,000 220,000 230,000 240,000 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03

Deposit Composition 4Q03 34% 19% 47% What We Are Accomplishing . . . Deposit Mix Improvements Sales trends translating into more attractive deposit mix Deposit Composition 1Q01 24% 16% 60% Time Deposits Mmkt &Savings Checking Time Deposits Checking Mmkt &Savings

What We Are Accomplishing . . . Fee & Channel Growth Internet Banking accounts showing strong growth trends Core bank fee income growing strongly (*) * Core Bank Fee Income is Non Interest Income excluding Securities Gains and Investment Fees. See Appendix A for Reconciliation Active Internet Banking Accts 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Core Bank Fee Income 10,000 15,000 20,000 25,000 30,000 35,000 1999 2000 2001 2002 2003

What We Are Accomplishing . . . Stabilize & Improve Profitability EPS and Net Interest Margin showed steady improvement, with EPS up 22% and NIM up 7 bps from 4th Qtr 2002. Net Interest Income also rose 7% despite low interest rate environment.

What We Are Accomplishing . . . Stabilize & Improve Credit Quality Credit turnaround continued in 2003 Change from 4Q 2002 NPAs declined $4.9MM NPLs declined $4.1MM NCOs were only 25bps of Total Loans

What We Are Accomplishing . . . Maintain attractive Dividend and strong Capital position Attractive Dividend Yield maintained Backed by a strong capital position (%) (%)

2003 Scorecard... Building a solid foundation

2004 Priorities... Higher Growth Simplify and improve Balance Sheet dynamics Continue to chip away or more significant alternatives Accelerate Transformation Achieve better Metro/ Community market mix Opened 2 Branches in Jan 2004 in Bowling Green and Georgetown, KY Plans to open 2 more branches, one in Florence, KY and the other in Evansville, IN Metro areas of focus Cincinnati, Indianapolis, Nashville and Louisville Loan mix and profile Internal mix plus acquisitions

2004 Priorities... Higher Growth Next phase of Sales & Service initiatives Increase Sales Training Improved Information & Accountability Customer focus Capitalize on Market Opportunities created by recent mergers

In Closing . . . Investment Thesis Turnaround Story A bank holding company that has reinvented itself Executing on sales, credit, efficiencies Transitioning to growth story with attractive dividend Experienced management team Performance culture ...sales, service, risk management Strong people, processes, products Attractive Fundamentals Low Price/ Book Strong dividend Demonstrated loan, deposit and fee growth Room for Net Interest Income improvement with less complex Balance Sheet

IBNK Equity Performance Integra Bank Corporation Common Stock Total Return 2003 = 28% Current Dividend Yield 3.95% as of Feb 5, 2004 Traded on the NASDAQ

Thank You For more information: Visit our website, www.integrabank.com Call our CFO, Charles Caswell, with additional questions (812) 461-5952 Listen to our Web casts to follow our progress

Appendix A